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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2010

                      Commission file numbers: 333-82084-01
                                               333-82084
     PAPERWEIGHT DEVELOPMENT CORP.                 APPLETON PAPERS INC.
     (Exact Name of Registrant as              (Exact Name of Registrant as
       Specified in Its Charter)                 Specified in Its Charter)

                                   ----------

               Wisconsin                                 Delaware
    (State or Other Jurisdiction of          (State or Other Jurisdiction of
     Incorporation or Organization)           Incorporation or Organization)

               39-2014992                               36-2556469
  (I.R.S. Employer Identification No.)     (I.R.S. Employer Identification No.)

      825 East Wisconsin Avenue,
             P.O. Box 359,
               Appleton,
               Wisconsin                                54912-0359
(Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      Enter into a Material Definitive Agreement.

     On January 29, 2010, Appleton Papers Inc. (the "Company"), the guarantors party thereto and U.S. Bank National Association, as trustee, entered into a first supplemental indenture (the "First Supplemental Indenture") to the indenture, dated as of September 30, 2009 (the "Indenture"), relating to the Company's 11.25% Second Lien Notes due 2015 (the "Notes").

     The First Supplemental Indenture amends the Indenture to permit:

     (i) the Appleton Papers Retirement Savings and Employee Stock Ownership Plan (the "ESOP") to own less than 50% of Paperweight Development Corp. (the Company's parent company) without triggering a requirement on the part of the Company to make an offer to repurchase the Notes pursuant to the Indenture; and

     (ii) a capital contribution or operating lease of the black liquor assets located at the Company's facilities at Roaring Spring, Pennsylvania to a newly-formed joint venture with a third party in exchange for a minority equity interest in such joint venture.

     The description of the First Supplemental Indenture above is qualified in its entirety by reference to the complete text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this report and incorporated herein by reference.

Item 3.03      Material Modification to Rights of Security Holders.

     The information set forth in Item 1.01 of this report is incorporated by reference into this Item 3.03.

Item 9.01      Financial Statements and Exhibits.

(d)                                      Exhibits
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4.1      First Supplemental Indenture, dated as of January 29, 2010, among
         Appleton Papers Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee and collateral agent, to the indenture, dated as of September 30, 2009, governing the 11.25% Second Lien Notes Due 2015.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2010

                                                   Paperweight Development Corp.


                                                   By: /s/ Jeffrey J. Fletcher
                                                       -------------------------
                                                   Name:  Jeffrey J. Fletcher
                                                   Title: Controller
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2010

                                                   Appleton Papers Inc.


                                                   By: /s/ Jeffrey J. Fletcher
                                                       -------------------------
                                                   Name:  Jeffrey J. Fletcher
                                                   Title: Controller
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                                  Exhibit Index

Exhibit No.   Description
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4.1           First Supplemental Indenture, dated as of January 29, 2010, among
              Appleton Papers Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee and collateral agent, to the indenture, dated as of September 30, 2009, governing the 11.25% Second Lien Notes Due 2015.